SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 11, 2007

KENNETH COLE PRODUCTIONS, INC.

 (Exact name of registrant as specified in its charter)

Commission File Number 1-13082

        New York    13-3131650

(State or other jurisdiction of

I.R.S. Employer

incorporation or organization)

Identification Number)

603 West 50th Street, New York, NY 10019

(Address of principal executive offices)

Registrant’s telephone number, including area code (212) 265-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On January 11, 2007, Kenneth Cole Productions, Inc. (“the Company”) issued a press release announcing that the Company will assume control over its Kenneth Cole Reaction sportswear business and has reached an agreement with Paul Davril, Inc. to end its license agreement at the end of 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1 Press Release dated January 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, there unto duly authorized.

Kenneth Cole Productions, Inc.

Registrant

Dated: January 15, 2007

By:       /s/ DAVID P. EDELMAN

Name:  David P. Edelman

Title:    Chief Financial Officer

Exhibit Index

Description

Exhibit No.  99.1

Press Release dated January 11, 2007

Exhibit 99.1

Company Contact:	Investor Relations Contact:
Meredith Paley	James R. Palczynski
Vice President, Public Relations	Principal
Kenneth Cole Productions, Inc.	Integrated Corporate Relations, Inc.
(212) 830-7405	(203) 682-8229

KENNETH COLE PRODUCTIONS TO ASSUME CONTROL OVER
KENNETH COLE REACTION MEN'S SPORTSWEAR

NEW YORK, Jan. 11  As announced on November 2, 2006, Kenneth Cole Productions (LIC), Inc. (NYSE:KCP) and Paul Davril, Inc. (“PDI”) had agreed to terminate the license agreement between them for Kenneth Cole New York men’s and women’s sportswear effective December 31, 2007.  It is the company's belief that taking full control over the development and production of this signature merchandise will enhance both the presentation of its full price retail stores and the line’s future wholesale distribution.

KCP is now announcing that it has reached an agreement with PDI to end its license agreement for Kenneth Cole Reaction men’s sportswear at the end of 2007.  The company is looking forward to assuming control over this business in January 2008 and is creating a wholesale apparel division to design, source and market the Kenneth Cole Reaction men’s sportswear collection.  The company is simultaneously considering proposals to enter into a strategic licensing arrangement or similar venture with a new partner.  In either scenario, KCP's involvement will be significantly enhanced and the company is firmly committed to continuing and expanding the success of the Kenneth Cole Reaction men’s sportswear line.

About Kenneth Cole Productions, Inc.

Kenneth Cole Productions, Inc. designs, sources, and markets a broad range of footwear, handbags, and accessories under the brand names Kenneth Cole New York; Kenneth Cole Reaction; Unlisted, a Kenneth Cole Production; and Tribeca, a Kenneth Cole Production, as well as footwear under the proprietary trademark Gentle Souls and under the licensed trademark Bongo. The Company has also granted a wide variety of third party licenses for the production of men's, women's and children's apparel as well as fragrances, timepieces, eyewear, and several other accessory categories. The Company's products are distributed through department stores, better specialty stores, and company-owned retail stores as well as direct-to-consumer catalogs and e-commerce. Further information can be found at http://www.kennethcole.com.

Forward Looking Statement Disclosure

The statements contained in this release, which are not historical facts, may be deemed to constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Actual future results might differ materially from those projected in such statements due to a number of risks and uncertainties, including but not limited to, demand and competition for the company’s products, the ability to enter into new product license agreements, changes in consumer preferences or fashion trends, delays in anticipated store openings, and changes in the Company’s relationships with vendors and other resources.  The forward looking statements contained herein are also subject to other risks and uncertainties that are described in the Company’s reports and registration statements filed with the Securities and Exchange Commission.